UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-03632

DWS Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  MAY 31, 2010

Annual Report to Shareholders

DWS Intermediate Tax/AMT Free Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

31 Statement of Assets and Liabilities

33 Statement of Operations

34 Statement of Cash Flows

35 Statement of Changes in Net Assets

36 Financial Highlights

41 Notes to Financial Statements

49 Report of Independent Registered Public Accounting Firm

50 Tax Information

51 Summary of Management Fee Evaluation by Independent Fee Consultant

56 Board Members and Officers

60 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2010

Average Annual Total Returns as of 5/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	6.58%	5.36%	4.07%	4.77%
Class B	5.68%	4.51%	3.24%	3.95%
Class C	5.76%	4.57%	3.28%	3.98%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	3.65%	4.39%	3.49%	4.48%
Class B (max 4.00% CDSC)	2.68%	3.90%	3.07%	3.95%
Class C (max 1.00% CDSC)	5.76%	4.57%	3.28%	3.98%
No Sales Charges					Life of Institutional Class*
Class S	6.81%	5.57%	4.27%	5.05%	N/A
Institutional Class	6.95%	5.69%	4.35%	N/A	4.29%
Barclays Capital 7-Year Municipal Bond Index+	6.87%	6.66%	5.00%	5.82%	4.83%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2009 are 0.84%, 1.64%, 1.61%, 0.65% and 0.55% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class A, B and C shares for the period prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Intermediate Tax/AMT Free Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Intermediate Tax/AMT Free Fund — Class A [] Barclays Capital 7-Year Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital 7-Year Municipal Bond Index is an unmanaged, total return subset of the Barclays Capital Municipal Bond Index. It includes maturities of six to eight years.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 5/31/10	$ 11.46	$ 11.47	$ 11.46	$ 11.47	$ 11.47
5/31/09	$ 11.15	$ 11.16	$ 11.15	$ 11.15	$ 11.15
Distribution Information: Twelve Months as of 5/31/10: Income Dividends	$ .40	$ .30	$ .31	$ .41	$ .43
Capital Gain Distributions	$ .01	$ .01	$ .01	$ .01	$ .01
May Income Dividend	$ .0311	$ .0235	$ .0234	$ .0323	$ .0336
SEC 30-day Yield‡‡ as of 5/31/10	2.31%	1.61%	1.59%	2.50%	2.65%
Tax Equivalent Yield‡‡ as of 5/31/10	3.55%	2.48%	2.45%	3.85%	4.08%
Current Annualized Distribution Rate‡‡ as of 5/31/10	3.20%	2.41%	2.40%	3.32%	3.45%

‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Lipper Rankings — Intermediate Municipal Debt Funds Category as of 5/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	96	of	155	62
3-Year	21	of	139	15
5-Year	34	of	121	28
Class B 1-Year	126	of	155	81
3-Year	84	of	139	60
5-Year	89	of	121	73
Class C 1-Year	123	of	155	79
3-Year	81	of	139	58
5-Year	87	of	121	72
Class S 1-Year	89	of	155	58
3-Year	13	of	139	10
5-Year	19	of	121	16
10-Year	23	of	74	31
Institutional Class 1-Year	83	of	155	54
3-Year	12	of	139	9
5-Year	16	of	121	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2009 to May 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,027.10	$ 1,022.90	$ 1,024.00	$ 1,028.60	$ 1,029.30
Expenses Paid per $1,000**	$ 3.99	$ 7.97	$ 7.92	$ 3.24	$ 2.63
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,020.99	$ 1,017.05	$ 1,017.10	$ 1,021.74	$ 1,022.34
Expenses Paid per $1,000**	$ 3.98	$ 7.95	$ 7.90	$ 3.23	$ 2.62
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.79%	1.58%	1.57%	.64%	.52%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended May 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,027.10	$ 1,022.90	$ 1,024.00	$ 1,028.60	$ 1,029.30
Expenses Paid per $1,000**	$ 3.89	$ 7.87	$ 7.82	$ 3.14	$ 2.53
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,021.09	$ 1,017.15	$ 1,017.20	$ 1,021.84	$ 1,022.44
Expenses Paid per $1,000**	$ 3.88	$ 7.85	$ 7.80	$ 3.13	$ 2.52

* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.77%	1.56%	1.55%	.62%	.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Intermediate Tax/AMT Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon
Ashton P. Goodfield, CFA

Co-Lead Portfolio Managers

Shelly L. Deitert

Portfolio Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Intermediate Tax/AMT Free Fund Class A shares posted a return of 6.58% over the 12 months ended May 31, 2010. The overall municipal bond market, as measured by the unmanaged Barclays Capital Municipal Bond Index, delivered a total return of 8.52% for the same period.1 The Barclays Capital 7-Year Municipal Bond Index returned 6.87%.2 The broad taxable bond market, as measured by the Barclays Capital Aggregate Bond Index, provided a total return of 8.42% for the same period.3 The fund's average peer in the Lipper Intermediate Municipal Debt Funds category returned 7.04%.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

For much of the period, the credit markets showed signs of ebullience. Investors focused on economic numbers that were less dire than those in the immediate aftermath of the financial crisis precipitated in September of 2008. The municipal market continued to be dogged by concerns over the finances of states and localities, with California generating many of the negative headlines. Still, municipals as an asset class continued to be viewed as high quality and as providing an attractive alternative to the very low yields available on Treasuries and cash equivalents. In addition, with the federal budget deficit climbing as the government seeks to stimulate the economy, municipals likely have benefited from investors' anticipating income tax increases going forward to fund these efforts.

During the period, new tax-free supply was reduced as municipal issuers took advantage of the American Recovery and Reinvestment Act to issue taxable Build America Bonds with interest rates in effect subsidized by the federal government. The reduced supply of new tax-free bonds helped increase demand for existing long-term issues. Retail investors provided significant support for municipals over the 12 months, and mutual fund flows were consistently positive through the period.

The US Federal Reserve Board (the Fed) maintained its zero interest rate policy over the 12 months, keeping the benchmark federal funds rate within the unprecedented target range of 0% to 0.25%.5 Rates fell along the entire municipal yield curve and the curve flattened as declines were the greatest on longer maturities.6 Since a bond's yield moves in the opposite direction of its price, this meant that performance of long-term municipal bonds was generally better than among shorter issues. Specifically, the two-year bond yield decreased 36 basis points (one basis point equals 0.01%), from 0.94% to 0.58%, while the 30-year yield fell 55 basis points, from 4.55% to 4.00%, resulting in a total flattening of 19 basis points. (See the graph below for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 5/31/09 and 5/31/10)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

As municipalities came under pressure with the national economic downturn, the trend was in the direction of declining credit quality.7 Among the more significant issuers, California and Illinois were subjected to downgrades during the period. Despite this backdrop, municipal credit spreads — the yield advantage provided by lower-quality issues — generally narrowed over the 12 months.8 Lower-rated issues benefited in particular from individual investors seeking incremental yield, with airline-, tobacco- and hospital-related issues all outperforming the broader municipal market. In addition, tax-free industrial development revenue and pollution control revenue bonds, which rely on a private issuer's credit rather than that of a municipality, provided strong returns.

Late in the period, two of the three leading rating services, Moody's and Fitch, recalibrated their ratings of municipal bonds to better reflect the likelihood of default for the asset class relative to corporate issues. As a result, many municipal issues received a ratings upgrade.

Positive Contributors to Fund Performance

With credit spreads at very attractive levels entering the period, we focused on increasing exposure to lower-quality issues. As the period progressed and credit spreads narrowed, this helped performance. In particular, the fund had exposure to newly issued airport and single family housing bonds which have been exempted from the alternative minimum tax starting in 2010, adding to the fund's yield.

Given a steep yield curve, we looked throughout the period to increase exposure to bonds with final maturities between 15 and 25 years. This added to relative performance as the yield curve flattened through significant rate declines among longer maturities.

Among lower-quality holdings, our exposure to higher-yielding prepaid gas utility bonds and Puerto Rico bonds added to returns.

Negative Contributors to Fund Performance

While we were focused on adding to the fund's longer-term positions, we did have significant exposure to shorter-term issues with final maturities under two years in order to maintain overall intermediate portfolio duration.9 These holdings constrained returns to a degree as interest rate declines and price increases lagged for shorter-term issues.

The fund's holding of prerefunded bonds, which are of AAA quality, held back relative performance as credit spreads narrowed and lower-quality issues outperformed over the period.10

Outlook and Positioning

Municipal yields are close to normal historical levels (approximately 82%) versus US Treasury bonds. At the end of May, the 10-year municipal bond was yielding approximately 85% of the comparable maturity US Treasury bond. Given a continued steep yield curve and attractive credit spreads, we believe bonds rated AA or A with final maturities in the 15-to-25-year range could offer opportunities.

As we enter a new fiscal period, we will be closely monitoring at least two regulatory issues with the potential to impact prices in the municipal market. As part of government efforts to stimulate the economy, new issuance for several higher-yielding municipal sectors traditionally subject to the alternative minimum tax (AMT) were exempted from the AMT in 2010.11 If this exemption is extended, it could continue to provide opportunities for the fund to add yield. It is also possible that the subsidized issuance of taxable Build America Bonds will continue for at least another calendar year. In that event, we could continue to see reduced supply of new long-term tax-free bonds, potentially leading to increased price support for existing issues.

State and local governments continue to be challenged to find spending cuts necessary to balance their budgets. With this backdrop and with the greatly decreased role of bond insurance in the municipal market, the expertise we bring to researching municipal sectors and individual issues has never been more important. We will continue to take a prudent approach to investing in the municipal market that emphasizes careful security selection and broad diversification, while seeking to maintain an attractive dividend and minimize capital gains distributions.

1 The Barclays Capital Municipal Bond Index is an unmanaged, broad-based, total-return index comprising more than 40,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.

2 The Barclays Capital 7-Year Municipal Bond Index is an unmanaged, total-return subset of the Barclays Capital Municipal Bond Index. It includes maturities of six to eight years.

3 The Barclays Capital Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Municipal Debt Funds category. For the 1-, 5- and 10-year periods, this category's average return was 7.04% (155 funds), 3.71% (121 funds) and 4.76% (74 funds), respectively, as of 5/31/10. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

5 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.

6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

7 Credit quality is a measure of a bond issuer's ability to repay interest and principal on time. Rating agencies assign letter designations such as AAA and AA. The lower the rating, the higher the probability of default.

8 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

9 Duration is a measure of a fund's sensitivity to interest rate changes, i.e., the longer a fund's duration, the more sensitive it is to changes in interest rates.

10 Prerefunded bonds have their principal cash amount already held in escrow until the maturity date.

11 Alternative minimum tax (AMT) uses a separate set of rules to calculate taxable income after allowed deductions. It is a tax calculation that adds certain tax preference items back into adjusted gross income.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/10	5/31/09

Revenue Bonds	67%	60%
General Obligation Bonds	20%	23%
Lease Obligations	8%	6%
ETM/Prerefunded	5%	11%
	100%	100%
Quality	5/31/10	5/31/09

AAA	21%	17%
AA	45%	46%
A	26%	30%
BBB	6%	6%
Not Rated	2%	1%
	100%	100%
Effective Maturity	5/31/10	5/31/09

Less than 1 year	15%	12%
1-4.99 years	29%	35%
5-9.99 years	47%	45%
10-14.99 years	8%	7%
15-20 years	1%	1%
	100%	100%

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Weighted average effective maturity: 5.8 years and 5.5 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (As a % of Investment Portfolio)	5/31/10	5/31/09

Texas	17%	21%
California	15%	14%
Florida	7%	4%
Illinois	5%	7%
New York	5%	7%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of May 31, 2010

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 98.1%
Alabama 0.3%
Alabama, State Public School & College Authority Revenue, Series A, 5.0%, 5/1/2024	3,000,000	3,273,330
Arizona 2.9%
Arizona, Health Facilities Authority Revenue, Banner Health, Series A, 5.0%, 1/1/2020	3,000,000	3,135,060
Arizona, Health Facilities Authority, Hospital System Revenue, Phoenix Baptist Hospital & Medical Center, ETM, 6.25%, 9/1/2011 (a)	65,000	66,878
Arizona, State Transportation Board Excise Tax Revenue, Maricopa County Regional Area Road, 5.0%, 7/1/2025	3,000,000	3,331,710
Arizona, Water Infrastructure Finance Authority Revenue, Series A, 5.0%, 10/1/2024	4,000,000	4,482,880
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019 (a)	3,590,000	4,222,235
Phoenix, AZ, Civic Improvement Corp., 0.28%*, 6/3/2010	4,000,000	4,000,000
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, 5.5%, 7/1/2022	2,545,000	2,918,275
Phoenix, AZ, General Obligation, Series B, 5.0%, 7/1/2018	10,000,000	11,569,500
		33,726,538
Arkansas 0.0%
Jefferson County, AR, Health Care Facilities, 1978 Conventional Series, ETM, 7.4%, 12/1/2010 (a)	90,000	93,232
California 15.2%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series D-1, 0.22%*, 4/1/2045	3,500,000	3,500,000
Series F-1, 5.0%, 4/1/2028	10,000,000	10,661,300
Series F-1, 5.25%, 4/1/2029	2,500,000	2,699,725
California, Department of Water Resources Power Supply Revenue, Series A, Prerefunded, 5.5%, 5/1/2015 (a)	10,000,000	11,038,900
California, Electric Revenue, Department of Water Resources & Power Supply, Series A, Prerefunded, 5.875%, 5/1/2016	7,000,000	7,777,420
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014 (a)	10,000,000	11,363,300
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2029	4,000,000	4,340,880
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	7,323,302
California, Pollution Control Financing Authority, Solid Waste Disposal Revenue, USA Waste Services, Inc. Project, Series B, 4.0%, Mandatory Put 6/1/2011 @ 100, 6/1/2018	4,100,000	4,101,845
California, State Department Water Resources Center, Valley Project Revenue:
Series Y, Prerefunded, 5.25%, 12/1/2016 (a)	45,000	50,833
Series Y, 5.25%, 12/1/2016 (a)	2,955,000	3,297,160
California, State Economic Recovery, Series A, 5.25%, 7/1/2021	5,000,000	5,620,250
California, State General Obligation, Various Purposes:
5.25%, 10/1/2025	10,000,000	10,581,900
5.75%, 4/1/2027	5,000,000	5,402,200
6.0%, 4/1/2018	1,700,000	1,994,372
6.0%, 3/1/2033	3,765,000	4,135,890
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.25%, 11/1/2021	7,000,000	7,862,470
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2028	2,000,000	2,138,400
California, Statewide Communities Development Authority Revenue, Series 2089, 144A, 0.29%*, 10/1/2036	3,715,000	3,715,000
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011	45,000	46,959
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2031	10,000,000	10,496,100
Los Angeles, CA, General Obligation:
Series A, 5.0%, 9/1/2019 (a)	6,340,000	7,083,429
Series A, 5.0%, 9/1/2020 (a)	5,915,000	6,558,552
Los Angeles, CA, School District General Obligation, Prerefunded, 5.5%, 7/1/2015 (a)	4,000,000	4,559,080
Orange County, CA, Airport Revenue, Series A, 5.25%, 7/1/2025	3,000,000	3,221,820
Orange County, CA, Water District, 0.36%*, 6/3/2010	400,000	400,000
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2023 (a)	7,000,000	7,702,100
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, 5.125%, 5/15/2029	4,000,000	4,292,480
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series E, 5.25%, 5/1/2024	9,000,000	9,794,880
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Governmental Purpose:
Series C, 5.0%, 5/1/2025	2,000,000	2,138,760
Series C, 5.0%, 5/1/2026	2,850,000	3,031,032
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012 (a)	825,000	752,639
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016 (a)	6,260,000	6,640,796
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	30,000	30,635
Ventura County, CA, Certificates of Participation, Public Financing Authority III, 6.0%, 8/15/2026	3,370,000	3,758,359
		178,112,768
Colorado 2.3%
Aurora, CO, Water Improvement Revenue, First Lien, Series A, 5.0%, 8/1/2021 (a)	7,000,000	7,687,820
Colorado, E-470 Public Highway Authority Revenue, Series C2, 5.0%, Mandatory Put 9/2/2013 @ 100, 9/1/2039 (a)	8,000,000	8,543,040
Colorado, Educational & Cultural Facilities Authority Revenue, Fremont Christian School Project, 0.27%*, 6/1/2038, US Bank NA (b)	2,610,000	2,610,000
Colorado, Health Facilities Authority Revenue, Catholic Health Initiatives, Series C-6, 3.95%, Mandatory Put 11/10/2010 @ 100, 9/1/2036	2,680,000	2,719,074
Colorado, Health Facilities Authority Revenue, Sisters Leavenworth, Series A, 5.25%, 1/1/2025	2,500,000	2,624,775
Colorado, Housing & Finance Authority Revenue, Single Family Mortgage, "I", Series B3, 0.27%*, 11/1/2021	2,000,000	2,000,000
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	70,000	70,075
Colorado, Housing Finance Authority, Single Family Program:
Series A-3, 6.5%, 5/1/2016	20,000	20,903
Series B-3, 6.55%, 5/1/2025	12,000	12,462
Colorado, University Enterprise System Revenue, Series A, 5.5%, 6/1/2023	1,000,000	1,156,480
		27,444,629
Connecticut 0.3%
Connecticut, State General Obligation, Series C, 5.0%, 6/1/2017 (a)	3,170,000	3,652,537
District of Columbia 0.7%
District of Columbia, Bond Anticipation Notes, Pilot Arthur Revenue, 4.0%, 12/1/2012	3,705,000	3,876,875
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013 (a)	3,630,000	4,214,285
		8,091,160
Florida 7.3%
Broward County, FL, Water & Sewer Utility Revenue, Series A, 5.0%, 10/1/2024	2,745,000	2,969,294
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, ETM, 5.75%, 5/1/2021 (a)	4,005,000	4,741,960
Florida, Citizens Property Insurance Corp., High Risk Senior Secured Notes:
Series A2, 2.0%, 4/21/2011	5,295,000	5,338,737
Series A, 5.0%, 3/1/2011 (a)	4,000,000	4,119,080
Florida, Housing Finance Corp. Revenue, Homeowner Mortgage Special Program, Series A, 5.0%, 7/1/2028 (c)	2,665,000	2,852,216
Florida, Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 5.0%, 7/1/2012	7,200,000	7,611,480
Florida, Lee Memorial Health Systems, Hospital Revenue, Series C, 0.25%*, 4/1/2033, Northern Trust Co. (b)	1,980,000	1,980,000
Florida, State Department of Environmental Protection Preservation Revenue, Series C, 4.0%, 7/1/2012	6,740,000	7,179,920
Florida, State Department of Environmental Protection Preservation Revenue, Florida Forever Program, Series A, 5.0%, 7/1/2011 (a)	1,820,000	1,909,871
Miami-Dade County, FL, Aviation Revenue, Series A, 5.75%, 10/1/2026	8,000,000	8,660,080
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A-1, 5.5%, 10/1/2025	3,000,000	3,232,830
Series A-1, 5.5%, 10/1/2026	4,400,000	4,715,216
Miami-Dade County, FL, School Board, Certificates of Participation, Series A, 5.0%, 5/1/2019 (a)	3,000,000	3,138,060
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2027 (a)	10,000,000	10,596,000
Orlando & Orange County, FL, Expressway Authority Revenue, Series A, 5.0%, 7/1/2028	7,500,000	7,850,775
Orlando, FL, Utilities Commission, Utility System Revenue, Series C, 5.0%, 10/1/2011	1,000,000	1,058,490
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2018 (a)	4,000,000	4,422,720
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,601,100
St. John's County, FL, Industrial Development Authority Revenue, Series A, 5.5%, 3/1/2017 (a)	185,000	185,187
		85,163,016
Georgia 4.2%
Atlanta, GA, Water & Wastewater Revenue, Series B, 5.25%, 11/1/2027 (a)	10,000,000	10,898,800
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015 (a)	1,000,000	1,107,550
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates, 5.25%, 1/1/2016 (a)	8,500,000	9,350,255
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare, Series B, 5.5%, 2/15/2029	8,900,000	9,329,158
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024	1,705,000	1,709,876
Georgia, Municipal Electric Authority Power Revenue, Series 2005-Y, 6.4%, 1/1/2013 (a)	3,190,000	3,428,325
Georgia, Municipal Electric Authority, Comb Cycle Project:
Series A, 5.0%, 11/1/2027	1,000,000	1,061,740
Series A, 5.0%, 11/1/2028	1,500,000	1,584,840
Georgia, Municipal Electric Authority, General Resolution Projects, Series A, 5.25%, 1/1/2019	2,500,000	2,858,025
Georgia, State General Obligation, 6.75%, 9/1/2010	5,370,000	5,458,444
Georgia, State Road & Tollway Authority Revenue, Federal Highway Grant Anticipation Bonds, Series A, 5.0%, 6/1/2021	2,500,000	2,853,325
		49,640,338
Guam 0.1%
Guam, Government Limited Obligation Revenue, Section 30, Series A, 5.375%, 12/1/2024	1,000,000	1,024,300
Hawaii 1.8%
Hawaii, State Airports Systems Revenue:
Series A, 5.25%, 7/1/2027	2,335,000	2,483,483
Series A, 5.25%, 7/1/2028	5,010,000	5,299,378
Series A, 5.25%, 7/1/2029	3,155,000	3,321,552
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2021	9,000,000	10,178,370
		21,282,783
Illinois 5.4%
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, Step-up Coupon, 0% to 1/1/2011, 5.3% to 1/1/2016 (a)	1,100,000	1,196,206
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (a)	11,570,000	10,574,749
Chicago, IL, O'Hare International Airport Revenue, Series C, 5.25%, 1/1/2030 (a)	10,000,000	10,491,200
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (a)	5,000,000	4,920,350
Du Page County, IL, Special Services Area No. 11, 6.75%, 1/1/2014	415,000	448,038
Du Page County, IL, Special Services Area No. 26, Bruce Lake Subdivision, General Obligation:
5.0%, 1/1/2013	65,000	65,204
5.15%, 1/1/2014	65,000	65,209
5.25%, 1/1/2016	150,000	148,421
5.375%, 1/1/2011	60,000	60,290
5.5%, 1/1/2012	35,000	35,563
5.5%, 1/1/2019	255,000	247,852
5.75%, 1/1/2022	300,000	282,087
Illinois, Municipal Electric Agency Power Supply, Series A, 5.25%, 2/1/2018 (a)	2,000,000	2,239,340
Illinois, Regional Transportation Authority, Series A, 5.5%, 7/1/2024 (a)	5,000,000	5,831,200
Illinois, State Building Revenue, Series B, 5.0%, 6/15/2011	1,420,000	1,479,654
Illinois, State General Obligation, 5.0%, 1/1/2024	5,000,000	5,280,600
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013 (a)	2,200,000	2,452,032
Illinois, Will, Grundy Etc. Counties, Community College District Number 525, Joliet Jr. College, 6.25%, 6/1/2021	1,000,000	1,197,100
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project, Series A, 6.15%, 11/1/2022	1,200,000	1,201,512
Rosemont, IL, Core City General Obligation:
Series A, Zero Coupon, 12/1/2013 (a)	3,865,000	3,562,834
Series A, Zero Coupon, 12/1/2014 (a)	4,000,000	3,545,720
University of Illinois, Higher Education Revenue, Auxiliary Facilities System:
Series A, 5.5%, 4/1/2015 (a)	3,860,000	4,437,070
Series A, 5.5%, 4/1/2016 (a)	3,580,000	4,139,160
		63,901,391
Indiana 1.1%
Indiana, Health Facility Authority Revenue, Memorial Hospital, 5.125%, 2/15/2017 (a)	1,250,000	1,250,875
Indianapolis, IN, City Core General Obligation, Local Improvements, Series B, 6.0%, 1/10/2013	1,905,000	2,028,901
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	6,760,000	7,411,056
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Service, Series C, 5.85%, 4/1/2019 (a)	2,000,000	2,201,320
		12,892,152
Kansas 2.3%
Johnson County, KS, School District General Obligation, Unified School District No. 231, Series A, 5.25%, 10/1/2014 (a)	2,220,000	2,552,978
Kansas, State Department of Transportation Highway Revenue:
Series A-2, 0.22%*, 9/1/2014	4,600,000	4,600,000
Series C-2, 0.25%*, 9/1/2022	7,000,000	7,000,000
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, 5.5%, 11/15/2022	4,470,000	4,938,277
Kansas, State Development Finance Authority Revenue, Sisters Leavenworth, Series A, 5.25%, 1/1/2025	7,500,000	7,916,025
		27,007,280
Kentucky 0.2%
Kentucky, Asset/Liability Commission Agency Revenue, Federal Highway Trust, First Series, 5.25%, 9/1/2019 (a)	1,000,000	1,179,510
Kentucky, Economic Development Finance Authority Revenue, Catholic Health, Series 04-D, 3.5%, Mandatory Put 11/10/2010 @ 100, 5/1/2034	1,030,000	1,043,596
		2,223,106
Louisiana 0.7%
Louisiana, Local Government Environmental Facilities & Community Development Authority, LCTCS Facilities Corp. Project, Series B, 5.0%, 10/1/2027 (a)	1,365,000	1,430,302
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 144A, 7.95%, 12/1/2013 (a)	2,815,000	3,258,757
New Orleans, LA, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011	3,544,000	3,657,053
		8,346,112
Maine 0.7%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.25%, 7/1/2031	8,040,000	8,497,717
Maryland 0.5%
Maryland, General Obligation, State & Local Facilities Loan, Series 2, 5.0%, 8/1/2019	5,000,000	5,779,950
Massachusetts 2.5%
Boston, MA, Deutsches Altenheim, Inc., Series A, 5.95%, 10/1/2018	360,000	375,005
Massachusetts, Bay Transportation Authority Revenue, Series A, Prerefunded, 5.75%, 7/1/2015	85,000	85,423
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013 (a)	255,000	256,428
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project No. 4, Series A, 5.25%, 7/1/2014 (a)	5,915,000	6,191,704
Massachusetts, State Development Finance Agency Revenue, Babson College, Series A, 0.23%*, 10/1/2032, Citizens Bank (b)	3,075,000	3,075,000
Massachusetts, State Federal Highway, Grant Anticipation Notes, Series A, 5.25%, 12/15/2012	5,050,000	5,612,115
Massachusetts, State General Obligation, Series D, 5.5%, 11/1/2015 (a)	1,000,000	1,184,380
Massachusetts, State Health & Educational Facilities Authority Revenue, Amherst College, Series I, 0.21%*, 11/1/2028	1,995,000	1,995,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 6.0%, 7/1/2024	5,000,000	5,449,150
Massachusetts, State Water Resources Authority, Series B, 5.0%, 8/1/2031	3,675,000	4,006,816
Somerville, MA, Housing Authority Revenue, Clarendon Project, 4.6%, 11/20/2015	1,535,000	1,580,022
		29,811,043
Michigan 4.1%
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016 (a)	5,000,000	4,140,250
Detroit, MI, Sewer Disposal Revenue, Series C-1, 7.0%, 7/1/2027 (a)	10,000,000	11,725,700
Michigan, Municipal Bond Authority Revenue, State Aid Revenue Notes, Series B, 5.0%, 3/21/2011	10,000,000	10,010,600
Michigan, State Building Authority Revenue, Facilities Program, Series H, 3.0%, 10/15/2011	750,000	768,338
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series B, 5.0%, 11/15/2025	5,920,000	6,267,622
Michigan, State Trunk Line, 5.0%, 11/1/2024	3,000,000	3,258,090
Michigan, State University Revenues, Series 2000-A, 0.25%*, 8/15/2030	4,800,000	4,800,000
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,303,717
Saginaw, MI, Hospital Finance Authority, Saint Luke Hospital, ETM, 7.5%, 11/1/2010	35,000	36,065
		48,310,382
Minnesota 0.4%
Minnesota, State General Obligation, 5.0%, 6/1/2020	4,535,000	5,096,025
Mississippi 2.0%
Corinth & Alcorn Counties, MS, Hospital Revenue, Magnolia Regional Health Center Project, Series B, 5.125%, 10/1/2010	100,000	100,140
Lincoln County, MS, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, 5.5%, 4/1/2018 (a)	1,130,000	1,130,237
Mississippi, Business Finance Corp., Solid Waste Disposal Revenue, Waste Management, Inc. Project, 1.8%, Mandatory Put 11/1/2010 @ 100, 7/1/2017	4,000,000	3,999,120
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,575,000	2,601,342
Mississippi, Development Bank Special Obligation, Desoto County Highway, Series A, 3.0%, 1/1/2011	5,760,000	5,843,578
Mississippi, Home Corp., Single Family Mortgage Revenue, Series C-1, 5.6%, 6/1/2038	5,615,000	5,988,285
Mississippi, State University Educational Building Corp. Revenue, Residence Hall & Refunding Project, Series A, 3.5%, 8/1/2011 (a)	1,000,000	1,030,830
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015 (a)	2,845,000	3,227,055
		23,920,587
Missouri 1.0%
Bridgeton, MO, Industrial Development Authority, Facilities Revenue, Mizpah Assisted Living, Series A, 5.25%, 12/20/2019	120,000	123,742
Florissant, MO, Industrial Development Authority, Mortgage Revenue, Desmet RHF Acquisition, Series A, Prerefunded, 8.5%, 8/15/2030	3,830,000	3,962,595
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,795,232
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program, Series D, 4.8%, 3/1/2040	2,310,000	2,465,324
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Special Homeownership Loan Program Market Bonds, Series E-1, 5.0%, 11/1/2027 (c)	1,335,000	1,438,609
Springfield, MO, Law Enforcement Communication, Certificates of Participation, 5.5%, 6/1/2010	60,000	60,023
		11,845,525
Nebraska 0.2%
Omaha, NE, School District General Obligation, Series A, ETM, 6.5%, 12/1/2013	1,500,000	1,776,585
Nevada 1.5%
Clark County, NV, Airport Revenue, Series 08-E, 5.0%, 7/1/2012	1,975,000	2,115,739
Clark County, NV, Airport Systems Revenue, Series E-2, 5.0%, 7/1/2012	2,570,000	2,742,961
Clark County, NV, Board Bank:
5.0%, 6/1/2024	3,040,000	3,239,606
5.0%, 6/1/2025	3,190,000	3,379,773
Clark County, NV, General Obligation, Series A, 5.0%, 12/1/2026	3,025,000	3,210,644
Clark County, NV, School District, Series A, 4.5%, 6/15/2012 (a)	2,200,000	2,353,604
Nevada, Housing Division, Single Family Mortgage, Series B-1, 4.95%, 4/1/2012	15,000	15,134
		17,057,461
New Hampshire 0.0%
New Hampshire, Senior Care Revenue, Higher Educational & Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	425,000	425,765
New Jersey 1.5%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.375%, 6/15/2014	2,280,000	2,413,494
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, 5.0%, 3/1/2017	3,300,000	3,665,310
Series W, 5.0%, 3/1/2019	3,000,000	3,314,850
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund, Series B, 6.5%, 6/15/2011 (a)	140,000	148,635
New Jersey, State Transit Corp., Certificates of Participation, Federal Transit Administration Grants, Series A, 5.0%, 9/15/2016 (a)	7,000,000	7,490,770
New Jersey, State Transportation Trust Fund Authority, Transportation System, Series B, ETM, 6.5%, 6/15/2011 (a)	85,000	90,440
		17,123,499
New Mexico 0.4%
New Mexico, Mortgage Finance Authority, Single Family Mortgage:
Class I, Series E, 5.3%, 9/1/2040	1,885,000	2,048,147
Class I, Series D, 5.35%, 9/1/2040	1,845,000	2,012,600
Series I-B-2, 5.65%, 9/1/2039	990,000	1,090,861
		5,151,608
New York 4.6%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, Albany College of Pharmacy, Series A, 0.27%*, 7/1/2038, TD Bank NA (b)	1,000,000	1,000,000
Cohoes, NY, Industrial Development Agency, Urban Cultural Park Facility Revenue, Eddy Cohoes Project, 0.3%*, 12/1/2033, Bank of America NA (b)	1,000,000	1,000,000
Erie County, NY, Industrial Development Agency, School Facility Revenue, Buffalo City School District, Series A, 5.25%, 5/1/2023	7,500,000	8,439,075
New York, Dormitory Authority, Lutheran Nursing Home:
5.125%, 2/1/2018 (a)	135,000	135,501
6.1%, 8/1/2041 (a)	1,000,000	1,066,930
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018 (a)	450,000	450,234
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2014 (a)	5,000,000	5,706,300
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Royal Charter Properties-East, Inc., Series A, 0.26%*, 11/15/2036	1,600,000	1,600,000
New York, Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	8,000,000	8,029,040
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series AA, 5.0%, 6/15/2021	10,000,000	11,276,300
New York, NY, General Obligation, Series J, 5.25%, 5/15/2015 (a)	4,000,000	4,494,000
New York, NY, State Agency General Obligation Lease, Tobacco Settlement Funding Corp., Series A-1, 5.5%, 6/1/2018	10,000,000	10,668,900
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, HSBC Bank PLC (b)	490,000	493,925
		54,360,205
North Carolina 1.0%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,000,000	1,071,960
North Carolina, Eastern Municipal Power Agency Systems Revenue, Series B, 5.0%, 1/1/2026	4,200,000	4,415,334
North Carolina, Electric Revenue, Catawba Municipal Power Agency No. 1, Series A, 5.25%, 1/1/2020	2,000,000	2,234,340
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,073,500
North Carolina, Municipal Power Agency, No. 1 Catawba Electric Revenue, Series A, 5.0%, 1/1/2030	2,420,000	2,507,072
		11,302,206
North Dakota 0.1%
Fargo, ND, Health Systems Revenue, Series A, 5.6%, 6/1/2013 (a)	1,250,000	1,268,887
Ohio 2.7%
Buckeye, OH, Tobacco Settlement Financing Authority:
Series A-2, 5.125%, 6/1/2024	5,185,000	4,650,219
Series A-2, 5.375%, 6/1/2024	1,775,000	1,632,982
Cleveland, OH, Water Revenue, Series R, 0.21%*, 1/1/2033, BNP Paribas (b)	1,200,000	1,200,000
Franklin County, OH, Hospital & Healthcare Revenue, Ohio Presbyterian Services, 5.4%, 7/1/2010	750,000	751,073
Montgomery County, OH, Catholic Health Revenue, Series C-2, 4.1%, 10/1/2041	1,895,000	1,968,640
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	665,000	666,111
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (a)	1,140,000	1,214,442
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2021	2,150,000	2,364,269
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems 2010 Project, 5.5%, 11/15/2030 (a)	5,000,000	5,170,400
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series E, 5.0%, 9/1/2039	1,615,000	1,736,351
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015 (a)	2,280,000	2,693,318
Ross County, OH, Hospital Revenue, Adena Health System, 5.75%, 12/1/2022	5,750,000	6,194,475
Stark County, OH, Health Care Facility, Rose Land, Inc. Project:
5.3%, 7/20/2018	850,000	865,546
5.35%, 7/20/2023	940,000	952,587
		32,060,413
Oklahoma 0.1%
Oklahoma, Ordinance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,503,960
Oregon 0.7%
Clackamas County, OR, North Clackamas School District No. 12, Convertible Deferred Interest, Series B, Step-up Coupon, 0% to 6/15/2011, 5.0% to 6/15/2027 (a)	6,535,000	6,578,981
Oregon, State Department of Administrative Services, Certificates of Participation, Series A, 5.0%, 5/1/2012	1,875,000	2,023,987
		8,602,968
Pennsylvania 1.2%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015 (a)	3,370,000	3,495,330
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical Center, Series A, 3.0%, 5/15/2011	1,635,000	1,669,875
Chester County, PA, Health & Education Facility, Immaculata College, 5.3%, 10/15/2011	280,000	280,232
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016	800,000	800,848
Lancaster, PA, Sewer Authority Revenue, ETM, 6.0%, 4/1/2012	20,000	21,230
Montgomery County, PA, Redevelopment Authority, Multifamily Housing Revenue, Forge Gate Apartments Project, Series A, 0.275%*, 8/15/2031	1,510,000	1,510,000
Pennsylvania, Commonwealth Systems of Higher Education, University of Pittsburgh Capital Project, Series B, 5.5%, 9/15/2024	1,000,000	1,161,850
Pennsylvania, Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,105,510
Pennsylvania, Delaware River Port Authority, ETM, 6.5%, 1/15/2011	25,000	25,840
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013 (a)	800,000	801,600
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation, Series C, 5.875%, 11/15/2018 (a)	1,450,000	1,439,966
Philadelphia, PA, Industrial Development Authority, Jeanes Physicians' Office, Series A, 9.375%, 7/1/2010	90,000	90,362
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	580,000	605,068
Westmoreland County, PA, Industrial Development Authority Revenue, Health Care Facilities, Redstone Highlands Senior Living Communities, Series B, Prerefunded, 8.125%, 11/15/2030	1,000,000	1,045,700
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015 (a)	485,000	485,989
		14,539,400
Puerto Rico 3.0%
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.25%, 7/1/2012	2,000,000	2,127,580
Puerto Rico, Electric Power Authority Revenue, Series UU, 5.0%, 7/1/2019 (a)	3,000,000	3,275,670
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series M, 6.0%, 7/1/2020	3,045,000	3,439,754
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.0%, Mandatory Put 8/1/2011 @ 100, 8/1/2039	3,000,000	3,119,640
Series A, 5.25%, 8/1/2027	11,965,000	12,651,073
Series A, 5.5%, 8/1/2028	5,000,000	5,348,850
Series A, 5.5%, 8/1/2037	5,000,000	5,252,200
		35,214,767
Rhode Island 0.5%
Rhode Island, State & Providence Plantations, Construction Capital Development Loan, Series A, 5.0%, 8/1/2017 (a)	5,000,000	5,672,400
South Carolina 1.1%
Columbia, SC, Waterworks & Sewer Systems Revenue, ETM, 7.75%, 1/1/2011	615,000	638,401
South Carolina, Jobs Economic Development Authority Revenue, Waste Management, Inc., 1.8%, Mandatory Put 11/1/2010 @ 100, 2/1/2015	4,000,000	3,999,120
South Carolina, Water & Sewer Revenue, Grand Strand Water & Sewer Authority:
5.375%, 6/1/2015 (a)	3,705,000	4,007,809
5.375%, 6/1/2016 (a)	3,900,000	4,218,747
		12,864,077
Tennessee 1.0%
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (a)	3,305,000	3,744,168
Memphis & Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, Prerefunded, 5.5%, 11/1/2015 (a)	3,545,000	3,936,262
Nashville & Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (a)	3,310,000	3,678,900
		11,359,330
Texas 15.9%
Brownsville, TX, Electric Revenue, ETM, 6.25%, 9/1/2014 (a)	5,145,000	5,724,430
Comal, TX, Independent School District, School Building Improvements, 5.25%, 2/1/2020	2,330,000	2,708,066
Cypress-Fairbanks, TX, Independent School District, School House Building Improvements:
5.0%, 2/15/2019	1,300,000	1,479,426
5.0%, 2/15/2021	1,850,000	2,068,985
Dallas County, TX, Community College District, 5.0%, 2/15/2028	1,140,000	1,243,706
El Paso, TX, Independent School District, School Building Improvements, 5.0%, 8/15/2022	4,885,000	5,531,725
Fort Bend, TX, Independent School District, 5.0%, 8/15/2026	2,000,000	2,207,200
Harris County, TX, Permanent Improvement, Series A, 5.0%, 10/1/2028	10,000,000	11,076,500
Houston, TX, Airport System Revenue, Series A, 5.25%, 7/1/2029	8,000,000	8,639,280
Houston, TX, Public Improvement, Series A, 5.0%, 3/1/2026	8,000,000	8,780,960
Houston, TX, Utility System Revenue, First Lien, Series C-2A, 5.0%, Mandatory Put 5/15/2011 @ 100, 5/15/2034 (a)	2,285,000	2,362,416
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015 (a)	8,250,000	8,833,027
Series B, Prerefunded, 5.75%, 12/1/2016 (a)	1,000,000	1,118,380
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (a)	2,500,000	2,793,750
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, 5.2%, 8/15/2021 (a)	365,000	372,939
Longview, TX, Independent School District, School Building Improvements, 5.0%, 2/15/2022	2,000,000	2,267,860
McAllen, TX, General Obligation Certificates, 4.0%, 2/15/2012	600,000	633,858
North Texas, Tollway Authority Revenue, First Tier:
Series E-3, 5.75%, Mandatory Put 1/1/2016 @ 100, 1/1/2038	4,900,000	5,518,919
Series A, 6.0%, 1/1/2022	7,000,000	7,797,090
Series L-2, 6.0%, Mandatory Put 1/1/2013 @ 100, 1/1/2038	6,000,000	6,606,300
Northern Texas, Health Facilities Development Corp., United Regional Health Care Systems Project, 5.0%, 9/1/2014 (a)	5,750,000	5,759,372
Plano, TX, General Obligation, 5.0%, 9/1/2029	1,635,000	1,794,331
Plano, TX, Independent School District, 5.25%, 2/15/2014	1,570,000	1,622,061
San Antonio, TX, Electric & Gas Revenue, Series A, 5.25%, 2/1/2026	7,000,000	7,861,980
San Antonio, TX, General Improvement, Series 2006, 5.5%, 8/1/2014 (a)	3,000,000	3,500,100
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Texas Health Resources:
Series A, 5.0%, 2/15/2018	2,000,000	2,156,920
Series A, 5.0%, 2/15/2020	5,385,000	5,698,999
Texas, Dallas-Fort Worth International Airport Revenue:
Series A, 5.0%, 11/1/2018	1,000,000	1,118,740
Series A, 5.0%, 11/1/2019	1,250,000	1,391,538
Texas, Lower Colorado River Authority Revenue, Series A, 5.875%, 5/15/2014 (a)	540,000	542,203
Texas, Lower Colorado River Authority, Transmission Contract Revenue, LCRA Transmission Services, 5.0%, 5/15/2030	5,000,000	5,252,150
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series A, 5.0%, 12/15/2012	5,000,000	5,297,900
Texas, Municipal Power Agency Revenue:
ETM, Zero Coupon, 9/1/2014 (a)	40,000	37,008
Zero Coupon, 9/1/2014 (a)	1,760,000	1,592,184
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.25%, 8/1/2017	5,690,000	5,866,788
5.5%, 8/1/2020	3,790,000	3,918,329
Texas, State Department of Housing & Community Affairs, Residential Mortgage Revenue, Series A, 5.375%, 1/1/2039	10,000,000	10,830,700
Texas, State Veterans' Housing Assistance Program, Fund II, Series A, 5.25%, 12/1/2023	4,000,000	4,595,840
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015 (a)	3,710,000	4,129,601
Texas, Water & Sewer Revenue, State Revenue Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,305,228
Series A, 5.75%, 7/15/2013	1,380,000	1,385,796
Series B, 5.75%, 7/15/2014	3,555,000	3,569,931
Texas, Water Development Board Revenue, State Revolving Fund:
Series B, 5.0%, 7/15/2017	3,000,000	3,336,750
Series A, 5.0%, 7/15/2020	3,150,000	3,569,769
Series B, 5.25%, 7/15/2021	3,000,000	3,431,130
West Harris County, TX, Regional Water Authority, Water Systems Revenue:
5.0%, 12/15/2026	2,640,000	2,783,405
5.0%, 12/15/2027	2,770,000	2,904,982
5.0%, 12/15/2028	2,905,000	3,034,999
		187,053,551
Utah 0.8%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (a)	765,000	798,714
Riverton, UT, Hospital Revenue, IHC Health Services, Inc., 5.0%, 8/15/2020	2,825,000	3,074,843
Utah, Transit Authority, Sales Tax Revenue, Series B, 0.27%*, 6/15/2036, Fortis Bank SA (b)	5,000,000	5,000,000
		8,873,557
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2019	1,250,000	1,334,312
Virgin Islands, Water & Power Authority, Electric Systems Revenue, Series A, 4.0%, 7/1/2012	1,000,000	1,039,500
		2,373,812
Virginia 0.2%
Newport News, VA, Industrial Development Authority, Mennowood Communities, Series A, 7.25%, 8/1/2016	560,000	561,714
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013 (a)	980,000	1,078,000
		1,639,714
Washington 2.1%
King County, WA, General Obligation, Series A, 4.0%, 12/1/2011	1,610,000	1,695,120
Seattle, WA, Water System Revenue, 5.0%, 2/1/2020	3,870,000	4,400,345
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	1,000,000	1,112,590
Washington, Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, Prerefunded, 5.85%, 7/1/2012 (a)	400,000	405,976
Washington, State Health Care Facilities Authority Revenue, Multicare Health Systems, Series B, 0.25%*, 8/15/2044, Wells Fargo Bank NA (b)	6,850,000	6,850,000
Washington, State Housing Finance Commission, Nonprofit Revenue, YMCA Tacoma-Pierce County Project, 0.27%*, 12/1/2032, US Bank NA (b)	1,100,000	1,100,000
Washington, State Motor Vehicle Fuel Tax:
Series B, 5.0%, 7/1/2025 (a)	2,000,000	2,182,300
Series 2010-B, 5.0%, 8/1/2027	6,000,000	6,589,620
		24,335,951
West Virginia 0.3%
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (a)	2,940,000	3,362,743
Wisconsin 3.0%
University of Wisconsin, Hospitals & Clinics Authority Revenue, Series A, 0.25%*, 4/1/2032, US Bank NA (b)	6,640,000	6,640,000
Wisconsin, Health & Educational Facilities, Viterbo College, Inc. Project:
Series A, 5.75%, 2/1/2012, US Bank NA (b)	125,000	125,827
Series A, 6.0%, 2/1/2017, US Bank NA (b)	405,000	406,584
Wisconsin, State Clean Water Revenue:
Series 1, 5.0%, 6/1/2031	2,500,000	2,712,050
Series 3, 5.5%, 6/1/2025	5,000,000	5,710,000
Wisconsin, State General Appropriation Revenue, Series A, 6.0%, 5/1/2026	5,000,000	5,740,150
Wisconsin, State General Obligation:
Series C, Prerefunded, 5.25%, 5/1/2016 (a)	7,705,000	8,366,089
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,200,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Children`s Hospital of Wisconsin, Series B, 5.375%, 8/15/2024	1,000,000	1,083,730
		34,984,430
Total Municipal Bonds and Notes (Cost $1,101,281,252)		1,152,043,190

Municipal Inverse Floating Rate Notes (d) 2.4%
Indiana 1.0%
Indiana, Transportation Finance Authority Highway Revenue, Series A, 5.5%, 12/1/2022 (e)	10,000,000	11,617,100
Trust: Indiana, State Transportation, Series 1157, 144A, 19.45%, 12/1/2022, Leverage Factor at purchase date: 4 to 1
New York 0.5%
New York, State Dormitory Authority Personal Income Tax Revenues, Series A, 5.0%, 3/15/2019 (e)	5,000,000	5,661,150
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-1, 144A, 17.54%, 3/15/2019, Leverage Factor at purchase date: 4 to 1
Texas 0.9%
Texas, State Transportation Commission Revenue, First Tier, 5.0%, 4/1/2022 (e)	10,000,000	11,130,250
Trust: Texas, State Transportation Commission Revenue, Series 2214, 144A, 18.14%, 4/1/2022, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $27,717,026)		28,408,500
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,128,998,278)+	100.5	1,180,451,690
Other Assets and Liabilities, Net	(0.5)	(5,575,627)
Net Assets	100.0	1,174,876,063

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2010.

+ The cost for federal income tax purposes was $1,128,829,010. At May 31, 2010, net unrealized appreciation for all securities based on tax cost was $51,622,680. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,350,543 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,727,863.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	5.0
Assured Guaranty Corp.	0.6
Assured Guaranty Municipal Corp.	10.9
Financial Guaranty Insurance Co.	6.0
National Public Finance Guarantee Corp.	7.9
Radian Asset Assurance, Inc.	0.3

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(b) Security incorporates a letter of credit from the bank listed.

(c) When-issued security.

(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Bonds and Notes (f)	$ —	$ 1,180,451,690	$ —	$ 1,180,451,690
Total	$ —	$ 1,180,451,690	$ —	$ 1,180,451,690

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2010
Assets
Investments in securities, at value (cost $1,128,998,278)	$ 1,180,451,690
Cash	1,101,904
Receivable for investments sold	1,786,743
Receivable for Fund shares sold	9,717,781
Interest receivable	14,849,280
Other assets	80,052
Total assets	1,207,987,450
Liabilities
Payable for investments purchased	7,492,610
Payable for investments purchased — when-issued securities	4,269,691
Payable for Fund shares redeemed	998,673
Payable for floating rate notes issued	18,750,000
Distributions payable	713,169
Accrued management fee	307,908
Other accrued expenses and payables	579,336
Total liabilities	33,111,387
Net assets, at value	$ 1,174,876,063
Net Assets Consist of
Undistributed net investment income	691,117
Net unrealized appreciation (depreciation) on investments	51,453,412
Accumulated net realized gain (loss)	(2,031,788)
Paid-in capital	1,124,763,322
Net assets, at value	$ 1,174,876,063

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($295,543,893 ÷ 25,781,726 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.46
Maximum offering price per share (100 ÷ 97.25 of $11.46)	$ 11.78

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,802,192 ÷ 157,088 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.47

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($57,135,791 ÷ 4,986,160 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.46
Class S Net Asset Value, offering and redemption price per share ($590,090,902 ÷ 51,467,409 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.47

Institutional Class

Net Asset Value, offering and redemption price per share ($230,303,285  ÷ 20,083,328 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.47

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended May 31, 2010
Investment Income
Income: Interest	$ 38,593,408
Expenses: Management fee	2,828,320
Administration fee	897,879
Services to shareholders	944,929
Custodian fee	28,246
Distribution and service fees	914,355
Professional fees	110,233
Trustees' fees and expenses	24,648
Reports to shareholders	79,098
Registration fees	156,071
Interest expense and fees on floating rate notes issued	142,084
Other	79,101
Total expenses	6,204,964
Net investment income	32,388,444
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(734,737)
Change in net unrealized appreciation (depreciation) on investments	25,890,173
Net gain (loss)	25,155,436
Net increase (decrease) in net assets resulting from operations	$ 57,543,880

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended May 31, 2010
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 57,543,880
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities: Purchases of long-term investments	(994,094,159)
Net amortization/accretion of premium (discount)	2,755,528
Net purchases, sales and maturities of short-term investments	(4,400,000)
Proceeds from sales and maturities of long-term investments	542,942,432
(Increase) decrease in interest receivable	(4,923,563)
(Increase) decrease in other assets	10,836
(Increase) decrease in receivable for investments sold	(1,236,743)
Increase (decrease) in payable for investments and when-issued securities purchased	10,710,501
Increase (decrease) in accrued expenses and payables	359,355
Change in net unrealized (appreciation) depreciation on investments	(25,890,173)
Net realized (gain) loss from investments	734,737
Cash provided (used) by operating activities	(415,487,369)
Cash Flows from Financing Activities:
Net increase (decrease) in cash overdraft	(379,972)
Proceeds from shares sold	681,795,672
Cost of shares redeemed	(254,546,403)
Distributions paid (net of reinvestment of distributions)	(10,280,024)
Cash provided (used) by financing activities	416,589,273
Increase (decrease) in cash	1,101,904
Cash at end of period	1,101,904
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 22,634,836
Interest expense on floating rate notes issued	(142,084)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$ 32,388,444	$ 26,435,583
Net realized gain (loss)	(734,737)	24,893
Change in net unrealized appreciation (depreciation)	25,890,173	6,066,898
Net increase (decrease) in net assets resulting from operations	57,543,880	32,527,374
Distributions to shareholders from: Net investment income: Class A	(7,433,969)	(4,884,818)
Class B	(55,215)	(79,282)
Class C	(1,063,859)	(440,259)
Class S	(17,682,946)	(15,496,399)
Institutional Class	(6,039,002)	(5,456,723)
Net realized gains: Class A	(227,117)	(324,068)
Class B	(2,037)	(7,191)
Class C	(40,464)	(38,673)
Class S	(491,189)	(1,110,302)
Institutional Class	(159,276)	(370,910)
Total distributions	(33,195,074)	(28,208,625)
Fund share transactions: Proceeds from shares sold	689,883,216	282,066,689
Reinvestment of distributions	22,634,836	19,428,362
Cost of shares redeemed	(254,656,473)	(273,490,869)
Redemption fees	—	16,202
Net increase (decrease) in net assets from Fund share transactions	457,861,579	28,020,384
Increase (decrease) in net assets	482,210,385	32,339,133
Net assets at beginning of period	692,665,678	660,326,545
Net assets at end of period (including undistributed net investment income of $691,117 and $1,071,094, respectively)	$ 1,174,876,063	$ 692,665,678

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.15	$ 11.06	$ 11.00	$ 11.06	$ 11.40
Income from investment operations: Net investment income	.40	.42	.42	.43	.42
Net realized and unrealized gain (loss)	.32	.12	.06	(.05)	(.32)
Total from investment operations	.72	.54	.48	.38	.10
Less distributions from: Net investment income	(.40)	(.42)	(.42)	(.43)	(.42)
Net realized gains	(.01)	(.03)	(.00)*	(.01)	(.02)
Total distributions	(.41)	(.45)	(.42)	(.44)	(.44)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.46	$ 11.15	$ 11.06	$ 11.00	$ 11.06
Total Return (%)[a]	6.58	5.06	4.46[b]	3.41[b]	.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	296	152	119	80	106
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.79	.84	.93	.79	.78
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.79	.84	.93	.79	.78
Ratio of expenses after expense reductions (excluding interest expense) (%)	.77	.78	.80	.79	.78
Ratio of net investment income (%)	3.51	3.84	3.83	3.87	3.80
Portfolio turnover rate (%)	59	61	59	45	41

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class B Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.16	$ 11.07	$ 11.01	$ 11.07	$ 11.41
Income from investment operations: Net investment income	.30	.33	.34	.35	.34
Net realized and unrealized gain (loss)	.32	.12	.06	(.06)	(.32)
Total from investment operations	.62	.45	.40	.29	.02
Less distributions from: Net investment income	(.30)	(.33)	(.34)	(.34)	(.34)
Net realized gains	(.01)	(.03)	(.00)*	(.01)	(.02)
Total distributions	(.31)	(.36)	(.34)	(.35)	(.36)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.47	$ 11.16	$ 11.07	$ 11.01	$ 11.07
Total Return (%)[a]	5.68	4.22	3.65[b]	2.62[b]	.13[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	5	6
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.61	1.64	1.72	1.58	1.57
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.61	1.64	1.70	1.54	1.55
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.59	1.58	1.57	1.54	1.55
Ratio of net investment income (%)	2.69	3.04	3.06	3.12	3.03
Portfolio turnover rate (%)	59	61	59	45	41

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class C Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.15	$ 11.06	$ 11.00	$ 11.06	$ 11.40
Income from investment operations: Net investment income	.31	.34	.34	.35	.34
Net realized and unrealized gain (loss)	.32	.12	.06	(.06)	(.32)
Total from investment operations	.63	.46	.40	.29	.02
Less distributions from: Net investment income	(.31)	(.34)	(.34)	(.34)	(.34)
Net realized gains	(.01)	(.03)	(.00)*	(.01)	(.02)
Total distributions	(.32)	(.37)	(.34)	(.35)	(.36)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.46	$ 11.15	$ 11.06	$ 11.00	$ 11.06
Total Return (%)[a]	5.76	4.27	3.69[b]	2.62[b]	.14[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	22	11	9	11
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.57	1.61	1.69	1.57	1.55
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.57	1.61	1.68	1.54	1.54
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55	1.55	1.55	1.54	1.54
Ratio of net investment income (%)	2.73	3.07	3.08	3.12	3.04
Portfolio turnover rate (%)	59	61	59	45	41

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class S Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.15	$ 11.07	$ 11.00	$ 11.06	$ 11.41
Income from investment operations: Net investment income	.41	.44	.44	.46	.45
Net realized and unrealized gain (loss)	.33	.11	.07	(.06)	(.33)
Total from investment operations	.74	.55	.51	.40	.12
Less distributions from: Net investment income	(.41)	(.44)	(.44)	(.45)	(.45)
Net realized gains	(.01)	(.03)	(.00)*	(.01)	(.02)
Total distributions	(.42)	(.47)	(.44)	(.46)	(.47)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.47	$ 11.15	$ 11.07	$ 11.00	$ 11.06
Total Return (%)	6.81	5.16	4.75[a]	3.65[a]	1.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	590	397	381	389	398
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.64	.65	.75	.57	.55
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.64	.65	.74	.55	.55
Ratio of expenses after expense reductions (excluding interest expense) (%)	.62	.59	.61	.55	.55
Ratio of net investment income (%)	3.66	4.03	4.02	4.11	4.03
Portfolio turnover rate (%)	59	61	59	45	41

[a] Total return would have been lower had certain expenses not been reduced.

[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Institutional Class Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.15	$ 11.07	$ 11.00	$ 11.07	$ 11.41
Income (loss) from investment operations: Net investment income	.43	.45	.46	.46	.45
Net realized and unrealized gain (loss)	.33	.11	.07	(.06)	(.32)
Total from investment operations	.76	.56	.53	.40	.13
Less distributions from: Net investment income	(.43)	(.45)	(.46)	(.46)	(.45)
Net realized gains	(.01)	(.03)	(.00)*	(.01)	(.02)
Total distributions	(.44)	(.48)	(.46)	(.47)	(.47)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.47	$ 11.15	$ 11.07	$ 11.00	$ 11.07
Total Return (%)	6.95	5.27	4.88	3.61	1.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	230	119	147	150	151
Ratio of expenses (including interest expense) (%)[a]	.51	.55	.62	.50	.53
Ratio of expenses (excluding interest expense) (%)	.49	.49	.49	.50	.53
Ratio of net investment income (%)	3.79	4.13	4.14	4.16	4.05
Portfolio turnover rate (%)	59	61	59	45	41

[a] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of DWS Tax Free Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2010 was approximately $18,750,000, with a weighted average interest rate of 0.76%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At May 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $1,369,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2018, the expiration date, whichever occurs first.

In addition, from November 1, 2009 through May 31, 2010, the Fund incurred approximately $832,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2011.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 1,404,286
Capital loss carryforward	$ (1,369,000)
Net unrealized appreciation (depreciation) on investments	$ 51,622,680

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended May 31,
	2010	2009
Distributions from tax-exempt income	$ 32,284,838	$ 26,357,481
Distributions from ordinary income	$ 486,015	$ —
Distributions from long-term capital gains	$ 424,221	$ 1,851,144

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2010.

B. Purchases and Sales of Securities

During the year ended May 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $994,094,159 and $542,942,432, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement is at an annual rate of 0.315% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2010, the Administration Fee was $897,879, of which $96,007 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2010
Class A	$ 39,871	$ 10,136
Class B	1,122	279
Class C	9,215	2,353
Class S	172,798	44,639
Institutional Class	21,719	11,632
	$ 244,725	$ 69,039

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2010
Class B	$ 15,362	$ 1,214
Class C	294,723	35,458
	$ 310,085	$ 36,672

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2010	Annual Effective Rate
Class A	$ 501,430	$ 116,795.24%
Class B	5,060	612.25%
Class C	97,780	21,470.25%
	$ 604,270	$ 138,877

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2010 aggregated $2,495.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2010, the CDSC for Class B and C shares aggregated $2,526 and $8,986, respectively. A deferred sales charge of up to 2.75% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2010, DIDI received $27,461 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,584, of which $8,056 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2010		Year Ended May 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	20,974,332	$ 237,420,510	8,865,556	$ 96,451,301
Class B	34,046	383,772	138,095	1,494,562
Class C	3,405,140	38,574,840	1,208,368	13,173,751
Class S	24,007,803	271,644,242	11,831,299	128,442,221
Institutional Class	12,493,668	141,859,852	3,905,044	42,504,854
		$ 689,883,216		$ 282,066,689
Shares issued to shareholders in reinvestment of distributions
Class A	490,274	$ 5,557,244	240,543	$ 2,624,455
Class B	3,308	37,463	3,472	37,783
Class C	50,988	577,882	19,226	209,782
Class S	963,763	10,909,433	1,032,667	11,245,065
Institutional Class	490,074	5,552,814	487,894	5,311,277
		$ 22,634,836		$ 19,428,362
Shares redeemed
Class A	(9,348,011)	$ (105,201,235)	(6,176,619)	$ (67,388,465)
Class B	(89,826)	(1,012,835)	(198,332)	(2,145,272)
Class C	(459,064)	(5,209,029)	(221,326)	(2,406,794)
Class S	(9,075,808)	(102,765,639)	(11,731,861)	(126,369,093)
Institutional Class	(3,574,014)	(40,467,735)	(6,958,477)	(75,181,245)
		$ (254,656,473)		$ (273,490,869)
Redemption fees		$ —		$ 16,202
Net increase (decrease)
Class A	12,116,595	$ 137,776,519	2,929,480	$ 31,688,536
Class B	(52,472)	(591,600)	(56,765)	(612,927)
Class C	2,997,064	33,943,693	1,006,268	10,977,397
Class S	15,895,758	179,788,036	1,132,105	13,325,009
Institutional Class	9,409,728	106,944,931	(2,565,539)	(27,357,631)
		$ 457,861,579		$ 28,020,384

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Tax-Free Trust and the Shareholders of DWS Intermediate Tax/AMT Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Intermediate Tax/AMT Free Fund (the "Fund") at May 31, 2010, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 23, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.0054 per share from net long-term capital gains during its year ended May 31, 2010, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2010, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SCMTX	SZMIX
CUSIP Number	23337X-103	23337X-202	23337X-301	23337X-509	23337X-707
Fund Number	445	645	745	2045	1445

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2010, DWS Intermediate Tax/AMT Free Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERMEDIATE TAX/AMT FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$72,432	$0	$0	$0
2009	$72,875	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$9,500	$0	$0
2009	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2010